Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANESOXLEY ACT OF 2002

I, Patrick Soon-Shiong, the chief executive officer of NantKwest, Inc. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

i.

the Quarterly Report of the Company on Form 10Q for the quarter ended September 30, 2016 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

ii.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2016	By:	/s/ Patrick Soon-Shiong
Patrick Soon-Shiong
Chief Executive Officer